Matson Money Fixed Income VI Portfolio
Schedule of Investments
November 30, 2024 (Unaudited)

OPEN END FUNDS - 98.7%	Shares	Value
DFA Intermediate Government Fixed Income Portfolio - Class Institutional	138,975	$1,538,455
DFA Short-Term Government Portfolio - Class Institutional	102,163	1,022,650
DFA One-Year Fixed Income Portfolio - Class Institutional (a)	286,260	2,928,445
DFA Two-Year Global Fixed Income Portfolio - Class Institutional (a)	387,384	3,838,977
Dimensional Inflation-Protected Securities ETF	30,948	1,279,811
iShares 1-5 Year Investment Grade Corporate Bond ETF	118,152	6,161,627
iShares 5-10 Year Investment Grade Corporate Bond ETF	29,364	1,548,364
iShares Core International Aggregate Bond ETF	74,294	3,884,090
VA Global Bond Portfolio (a)	250,882	2,556,489
VA Short-Term Fixed Income Portfolio (a)	48,552	511,249
TOTAL OPEN END FUNDS (Cost $25,615,203)		25,270,157

SHORT-TERM INVESTMENTS - 1.4%		Value
Money Market Funds - 1.4%	Shares
STIT-Government & Agency Portfolio - Class Institutional, 4.58% (b)	368,835	368,835
TOTAL SHORT-TERM INVESTMENTS (Cost $368,835)		368,835

TOTAL INVESTMENTS - 100.1% (Cost $25,984,038)		25,638,992
Liabilities in Excess of Other Assets - (0.1)%		(31,106)
TOTAL NET ASSETS - 100.0%		$25,607,886
two		–%
Percentages are stated as a percent of net assets.		–%

(a)	A portfolio of DFA Investment Dimensions Group Inc.
(b)	The rate shown represents the 7-day annualized effective yield as of November 30, 2024.
ETF	Exchange-Traded Fund
Portfolio holdings are subject to change at any time.

Summary of Fair Value Disclosure as of November 30, 2024 (Unaudited)

Matson Money Fixed Income VI Portfolio has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of November 30, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Open End Funds	$22,202,419	$–	$–	$22,202,419
Investments Measured at Net Asset Value (a)	–	–	–	3,067,738
Investments Purchased with Proceeds from Securities Lending (a)	–	–	–	–
Money Market Funds	368,835	–	–	368,835
Total Investments (b)	$22,571,254	$–	$–	$25,638,992

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

(b)	Please refer to the Portfolio of Investments for further details.